UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 21, 2007

BALLY TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-4281	88-0104066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 S. Bermuda Rd.		89119
Las Vegas, Nevada		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (702) 584-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Conditions.

On August 21, 2007, Bally Technologies, Inc. (the “Company”), issued a press release (the “Release”) announcing the Company’s preliminary results for the fiscal year ended June 30, 2007 and provided financial guidance for the fiscal year ended June 30, 2008. A copy of the Release is attached hereto as Exhibit 99.1 and the portions thereof announcing the Company’s preliminary results for the fiscal year ended June 30, 2007 are incorporated herein by reference.

Item 8.01                                             Other Events.

The Release also announced court approval of the previously disclosed settlement agreements reached with the plaintiffs in certain consolidated securities class action lawsuits, provided an update with respect to the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended June 30, 2007 and its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2007(collectively, the “Filings”), and provided an update on efforts to effect a sale of the Company’s Rainbow Casino in Vicksburg, Miss. A copy of the Release is attached hereto as Exhibit 99.1 and the portions thereof with respect to the court approval of the settlement agreements, the status of the Filings and the sale of the Rainbow Casino are incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)   Exhibits

99.1         Press release issued by the Company, dated August 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BALLY TECHNOLOGIES, INC.

By:	/s/ Robert C. Caller
Robert C. Caller
Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 24, 2007